Exhibit 10.17

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Sanitec International S.A. ("Sanitec International") does hereby certify that: the annual report on Form 20-F for the year ended December 31, 2002 (the "Form 20-F") of Sanitec International fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 20-F fairly presents, in all material respects, the financial conditions and results of operations of Sanitec International.

Dated:  June 24, 2003



/s/ Rainer S. Simon
---------------------------
Mr. Rainer S. Simon
Principal Executive Officer



/s/ Timo Lehto
---------------------------
Mr. Timo Lehto
Principal Financial Officer














* A signed original of this written statement required by Section 906 has been provided to Sanitec International and will be retained by Sanitec International and furnished to the Securities and Exchange Commission or its staff upon request.